June 5, 2025

ULTIMUS MANAGERS TRUST

Lyrical International Value Equity Fund

Institutional Class (LYRWX)

Investor Class (LYRNX)

A Class (LYRVX)

C Class (LYRZX)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information,

each dated March 30, 2025

This supplement updates certain information in the Summary Prospectus, Prospectus and the Statement of Additional Information (“SAI”) of the Lyrical International Value Equity Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), as described below. For more information or to obtain a copy of the Fund’s Summary Prospectus, Prospectus or SAI, free of charge, please contact the Fund toll free at 1-888-884-8099.

Termination, Liquidation and Redemption of A Class and C Class Shares

Effective immediately, the Fund has terminated the public offering of its A Class and C Class shares and will discontinue the operations of the A Class and C Class shares of the Fund effective June 30, 2025. The A Class and C Class shares of the Fund are no longer available for purchase and, at the close of business on June 30, 2025, all outstanding A Class and C Class shares of the Fund will be redeemed at the net asset value per share of A Class and C Class shares, respectively (the “Transaction”).

Upon the recommendation of the Fund’s investment adviser, Lyrical Asset Management, LP (the “Adviser”), the Board of Trustees (the “Board”) of the Trust determined to terminate the public offering of the Fund’s A Class and C Class shares, liquidate the assets of the Fund’s A Class and C Class shares and redeem all outstanding shares of the Fund’s A Class and C Class shares based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the operations of the Fund’s A Class and C Class shares in view of the net assets of A Class and C Class shares. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and/or reimburse expenses of each of the A Class and C Class shares of the Fund, as necessary, in order to maintain the A Class and C Class shares at their respective current expense limits, as specified in the Prospectuses.

In connection with the Transaction: (i) all of the portfolio securities of the A Class and C Class shares of the Fund will be liquidated in an orderly manner not later than June 30, 2025; and (ii) all outstanding shareholder accounts on June 30, 2025 will be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the portfolio holdings in the A Class and C Class shares of the Fund will be reduced to cash or cash equivalent securities. Accordingly, going forward, shareholders should not expect the A Class and C Class shares of the Fund to achieve the Fund’s stated investment objectives.

Shareholders may continue to freely redeem their A Class and C Class shares of the Fund on each day the New York Stock Exchange is open for business prior to the date of the Transaction.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds in another IRA

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June 5, 2025

or qualified retirement account; otherwise, the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

The Fund’s other share classes, Institutional Class and Investor Class, will remain open and operational. Following the Transaction, all references to the A Class and C Class shares in the Summary Prospectus, Prospectus and SAI are hereby removed.

If you have any questions regarding the Funds, please call 1-888-890-8988.

Investors Should Retain this Supplement for Future Reference

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